AMENDED AND RESTATED
SUPPLEMENT TO NOTE AND SECURITY AGREEMENT

This Amended and Restated Supplement to Note and Security Agreement (this "Supplement") is annexed to and is part of the Amended and Restated Note and Security Agreement dated November 12, 1996 of Undersigned payable to MELLON BANK, N.A. ("Bank") in the stated principal amount of TWENTY-THREE Million Dollars and No Cents ($23,000,000.00). Such Note and Security Agreement, as supplemented by this Supplement, shall be referred to as the "Note".

1. Payment. Principal on the Note shall be due and payable on October 31, 1997. Accrued interest on the Prime Rate Portion, ABS Rate Portion, and As-Offered Rate Portion shall be due and payable on the last Business Day of each calendar month after the date hereof and on October 31, 1997. Interest on each Rate Segment of the LIBOR-Rate Portion shall be due and payable on the last day of the corresponding Rate Period, but in no case less frequently than 90 days after the previous interest payment on account of such LIBOR-Rate Portion. After maturity of any part of the Note (by acceleration or otherwise), interest on such part of the Note shall be due and payable on demand.

2. Interest Rate Options. The unpaid principal amount of the Note shall bear interest for each day until due on one or more bases selected by Undersigned from among the interest rate options ("Interest Rate Options") set forth below. Undersigned understands and agrees: (a) that Bank may in its sole discretion from time to time determine that the right of Undersigned to select, convert to or renew the Prime Rate Option, the ABS Rate Option, the LIBOR-Rate Option, or As-Offered Rate Option is not available, although Bank agrees to make a good faith effort to provide all Interest Rate Options to Borrower, and (b) that subject to the provisions of this Supplement, Undersigned may select any number of Interest Rate Options to apply simultaneously to different parts of the unpaid principal amount of the Note and may select any number of Rate Segments to apply simultaneously to different parts of the LIBOR-Rate Portion.

Available Interest Rate Options

Prime Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the Prime Rate.

ABS Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the ABS Rate for such day plus 120 Basis Points.

LIBOR-Rate Option: For each Rate Segment of the LIBOR-Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the LIBOR-Rate for such Rate Segment for such day plus 120 Basis.

As-Offered Rate Option: For each Rate Segment of the As-Offered Rate Portion, a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) for each day equal to the As-Offered Rate for such Rate Segment for such day plus 120 Basis Points.

3. Rate Periods. At any time when Undersigned selects, converts to or renews the LIBOR-Rate Option or As-Offered Rate Option, Undersigned shall fIx a period (the "Rate Period") which shall be one, two, or three months and in the case of the As-Offered Rate Option, shall be such number of days as Bank may offer at its sole discretion, which shall be acceptable to Bank in Bank's sole discretion, during which the LIBOR-Rate Option or As-Offered Rate Option shall apply to the corresponding Rate Segment. Bank's right to payment of principal and interest under the Note shall in no way be affected by the fact that one or more Rate Periods may be in effect.

4. Amounts. Every selection of, conversion to or renewal of the ABS Rate Option, the LIBOR-Rate Option, or the As-Offered Rate option shall be in a principal amount selected by Undersigned but limited to no more than four interest rate segments at any one time.

5. Interest After Maturity. After the principal amount of any part of the Prime Rate Portion or the ABS Rate Portion shall have become due and payable, such amount shall bear interest for each day until paid (before and after judgment) at a rate per annum (based on a 360 day year and actual days elapsed) which for each day shall be the greater of (a) 2% above the Prime Rate Option on the day such amount became due and (b) 2% above the Prime Rate option, such interest rate to change automatically from time to time effective as of the effective date of each change in the Prime Rate. After the principal amount of any part of the LIBOR-Rate Portion or the As-Offered Rate Option shall have become due and payable, such amount shall bear interest for each day until paid (before and after judgment) (a) until the end of the applicable then-current Rate Period at a rate per annum 2% above the LIBOR-Rate Option or the As-Offered Rate Option otherwise applicable to such part and (b) thereafter in accordance with the first sentence of this Section 5.

6. Late Payment Charge. If any payment (including without limitation any regularly scheduled payment, balloon payment and final payment) is not paid within 25 days after it is due, Undersigned will pay a late charge equal to 5% of the entire payment due (regardless of whether part of the payment due had been made, and regardless of whether the payment due consists of principal and interest, principal only or interest only). (Such late charge will be in addition to any increase made to the interest rate(s) applicable to the outstanding balance hereof as a result of maturity of this Note or otherwise, as well as in addition to any other applicable fees, charges and costs.) Also, Bank reserves the right to modify, in its sole discretion and upon thirty (30) days prior written notice to Undersigned, the late charge set forth herein.

7. Selection, Conversion or Renewal of Rate Options. Subject to the other provisions of this Supplement, Undersigned may select any Interest Rate Option to apply to any borrowing evidenced by the Note. Subject to the other provisions of this Supplement, Undersigned may convert any part of the unpaid principal amount of the Note from any Interest Rate Option to any other Interest Rate Option and may renew the LIBOR-Rate Option as to any Rate Segment: (a) at any time with respect to conversion from the Prime Rate Option or ABS Rate Option to any other Interest Rate option and (b) at the expiration of any Rate Period with respect to conversion from or renewals of the LIBOR-Rate Option or As-offered Rate Option as to the Rate Segment corresponding to such expiring Rate Period. Whenever Undersigned desires to select, convert or renew the LIBOR-Rate Option or As-Offered Rate Option, Undersigned shall give Bank Standard Notice thereof (which shall be irrevocable), specifying the date, amount and type of the proposed new Interest Rate Option. If such notice has been duly given, and if Bank in its sole discretion (based on a good faith effort to provide all Interest Rate Options) approves the proposed selection, conversion or renewal, on and after the date specified in such notice interest shall be calculated upon the unpaid principal amount of the Note taking into account such selection, conversion or renewal.

8. Prime Rate Fallback. If any Rate Period expires, any part of the Rate Segment corresponding to such Rate Period which has not been converted or renewed in accordance with Section 7 hereof automatically shall be converted to the Prime Rate Option. If at any time the ABS Rate Option is determined to exceed the Prime Rate Option, the ABS Rate Portion shall automatically convert to the Prime Rate Option. If Undersigned fails to select, or if Bank fails to approve (because an Interest Option is not available in Bank's good faith determination), an Interest Rate Option to apply to any borrowing evidenced by the Note, such borrowing shall be deemed to be at the Prime Rate Option. If at any time the Bank shall have determined in good faith (which determination shall be conclusive) that the accrual of interest at any of the Interest Rate Options has been made impractical or unlawful by compliance with the Bank in good faith with any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic, or administration thereof by any official body charged with the interpretation or administration thereof or with any request or directive of any such official body (whether or not having the force of law), then, and in any such event, the outstanding principal amount of this Note subject to such Interest Rate Option shall accrue interest at the Prime Rate Option and the Undersigned shall not have the right to select such Interest Rate Option.

9. Prepayments. Undersigned shall have the right at its option from time to time to prepay the Prime Rate Portion and ABS Rate Portion in whole or in part. Undersigned shall have no right to prepay any part of the LIBOR-Rate Portion or As-Offered Rate Portion at any time without the prior written consent of Bank except that Undersigned may prepay any part of any Rate Segment at the expiration of the Rate Period corresponding to such Rate Segment. Prepayments shall be made by giving the Bank Standard Notice thereof (which shall be irrevocable), specifying the date, and amount and type of prepayment, and upon such date the amount so specified and accrued interest thereon shall be due and payable.

10. Indemnity. Undersigned shall indemnify Bank against any loss or expense (including loss of margin) which Bank has sustained or incurred as a consequence of:

         (i) payment, prepayment or conversion of any part of any Rate Segment of the LIBOR-Rate Portion or As-offered Rate Portion on a day other than the last day of the corresponding Rate Period (whether or not any such payment is pursuant to demand by Bank under the Note and whether or not any such payment, prepayment or conversion is consented to by Bank, unless Bank shall have expressly waived such indemnity in writing);

         (ii) attempt by Undersigned to revoke in whole or part any irrevocable notice given pursuant to Section 6 of this Supplement; or

         (iii) breach of or default by any Obligor in the performance or observance of any covenant or condition contained in the Loan Agreement (if any), the Note or any separate security, guarantee or suretyship agreement between Bank and any Obligor.

If Bank sustains any such loss or expense it shall from time to time notify Undersigned of the amount determined in good faith by Bank (which determination shall be conclusive) to be necessary to indemnify Bank for such loss or expense. Such amount shall be due and payable by Undersigned on demand.

11. Records. The unpaid principal amount of the Note, the unpaid interest accrued thereon, the interest rate or rates applicable to such unpaid principal amount, the duration of such applicability and the date and amount of each payment or demand shall at all times be ascertained from the books and records created by Bank, which shall be conclusive absent manifest error.

12. Notices. All notices under Sections 7 or 9 of this Supplement shall be in writing or by telephone promptly confirmed in writing, and all such writings shall be sent by first-class, first-class express or certified mail or by hand delivery, in all cases with charges prepaid. All notices shall be sent to the applicable party at the address stated on the signature page hereof or in accordance with the last unrevoked written direction from such party to the other parties hereto. All notices by Undersigned shall be effective when received by Bank and all notices by Bank shall be effective when telephoned, deposited in the mail or hand delivered. Written notices or confirmations by Undersigned shall not be deemed records of Bank within the meaning of Section 11 of this Supplement whether or not received by Bank. Bank may conclusively rely without inquiry on any notice or confirmation purporting to be from or authorized by Undersigned.

13.      Definitions. As used in this Supplement:

         "ABS Rate" shall mean a per annum rate of interest equal to the rate of interest determined by Bank, in its sole discretion, from time to time, to be its ABS Rate. Such ABS Rate shall change from time to time as of the effective date of each change in the ABS Rate as determined in the sole discretion of Bank. The ABS Rate may be greater or less than other interest rates charged by Bank to other borrowers and is not solely based or dependent upon the interest rate which Bank may charge any particular borrower or class of borrowers.

         "As-Offered Rate Option" shall mean a rate per annum offered by Bank in its sole discretion to Undersigned from time to time for such Rate Period for such Rate Segment as Bank may offer in its sole discretion, such interest rate to remain fixed for the duration of such Rate Period.

         "Business Day" shall mean any day on which Bank is open for business at the location where the Note is payable.

         "LIBOR-Rate" for any day for any proposed or existing Rate Segment corresponding to a Rate Period shall mean the rate per annum determined by Bank to be the rate per annum obtained by dividing (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (A) the rate of interest (which shall be the same for each day in such Rate Period) estimated in good faith by Bank in accordance with its usual procedures (which determination shall be conclusive) to be the average of the rates per annum for deposits in United States dollars offered to major money center banks in the London interbank market at approximately 11:00 a.m., London time, two London Business Days prior to the first day of such Rate Period for delivery on the first day of such Rate Period in amounts comparable to such Rate Segment (or, if there are no such comparable amounts actively traded, the smallest amounts actively traded) and having maturities comparable to such Rate Period by (B) a number equal to 1.00 minus the LIBOR-Rate Reserve Percentage for such day.

       The "LIBOR-Rate" may also be expressed by the following formula:
                  [average of rates offered to major ]
                  [money banks in the London inter-  ]
                  [bank market estimated by the Bank ]

       LIBOR-Rate = [subsection (A)(1)] / (1.00 - LIBOR-Rate Reserve Percentage)

                  "LIBOR-Rate Reserve Percentage" for any day shall mean the percentage (rounded upward to the nearest 1/100 of 1%), as determined in good faith by Bank (which determination shall be conclusive) as representing for such day the maximum effective reserve requirement (including without limitation supplemental, marginal and emergency requirements) for member banks of the Federal Reserve System with respect to eurocurrency funding (currently referred to as "Euro-currency liabilities") of any maturity. Each LIBOR-Rate shall be adjusted automatically as of the effective date of any change in the LIBOR-Rate Reserve Percentage.

                  "London Business Day" shall mean a day for dealing in deposits in United States dollars by and among banks in the London interbank market.

                  "Portion": "Prime Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the Prime Rate Option or in accordance with the first sentence of Section 5 of this Supplement. "ABS Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the ABS Rate Option or in accordance with the first sentence of Section 5 of this Supplement. "LIBOR-Rate Portion" or "As-Offered Rate Portion" shall mean at any time the part, including the whole, of the unpaid principal amount of the Note bearing interest at such time under the LIBOR-Rate Option or As-Offered Rate Portion as the case may be, or at a rate determined by reference to the LIBOR-Rate Option pursuant to Section 5 of this Supplement.

                  "Prime Rate" shall mean the interest rate per annum announced from time to time by Banks as its Prime Rate. The Prime Rate may be greater or less than other interest rates charged by Bank to other borrowers and is not solely based or dependent upon the interest rate which Bank may charge any particular borrower or class of borrowers.

                  "Rate Segment" of the LIBOR-Rate Portion at any time shall mean the entire principal amount of such Portion to which at such time there is applicable a particular Rate Period beginning on a particular day and ending on another particular day. (By definition, each Portion is at all times composed of an integral number of discrete Rate Segments, each corresponding to a particular Rate Period, and the sum of the principal amounts of all Rate Segments of a particular Portion at any time equals the principal amount of such Portion at such time).

                  "Standard Notice" shall mean an irrevocable notice provided to the Bank on a Business Day which is

                  (i) at least one Business Day in advance in the case of selection of, conversion to or renewal of the Prime Rate Option or prepayment of any Prime Rate Portion;

                  (ii) at least one Business Day in advance in the case of selection of, conversion to or renewal of the ABS Rate Option or prepayment of any ABS Portion;

                  (iii) at least two London Business Days in advance in the case of selection of, conversion to or renewal of the LIBOR-Rate Option or prepayment of any LIBOR-Rate Portion, and

                  (iv) at least one Business Day in advance in the case of selection of, conversion to or renewal of the As-Offered Rate Option or prepayment of any As-Offered Rate Portion.

Standard Notice must be provided no later than 1:00 o'clock p.m., Pittsburgh time, on the last day permitted for such notice.

Witness the due execution hereof intending to be legally bound this 14th day of November, 1996.

Attest:
Joseph E. Zavacky
(Corporate Seal)

C-COR Electronics, Inc.
By:  Chris A. Miller
Title:  Vice President - Finance
Address for Notices to Undersigned:
60 Decibel Road
State College, PA  16801

Mellon Bank, N.A.
By:  John A. Rodgers
Address for Notices to Bank:
Mellon Bank, N.A.
Attn: Middle Market Banking
P.O. Box 19
State College, PA  16804-0019